RELATED PARTIES	6 Months Ended
Jun. 30, 2020
Related Party [Abstract]
RELATED PARTIES	RELATED PARTIES
In the normal course of operations, the partnership enters into transactions with related parties. These transactions have been measured at exchange value and are recognized in the consolidated financial statements. The immediate parent of the partnership is Brookfield Property Partners Limited. The ultimate parent of the partnership is Brookfield Asset Management. Other related parties of the partnership include Brookfield Asset Management’s subsidiaries and operating entities, certain joint ventures and associates accounted for under the equity method, as well as officers of such entities and their spouses.

The partnership has a management agreement with its service providers, wholly-owned subsidiaries of Brookfield Asset Management. Pursuant to a Master Services Agreement, the partnership pays a base management fee (“base management fee”), to the service providers equal to 0.5% of the total capitalization of the partnership, subject to an annual minimum of $50 million plus annual inflation adjustments. The amount of the equity enhancement distribution is reduced by the amount by which the base management fee is greater than $50 million per annum, plus annual inflation adjustments.

The base management fee for the three and six months ended June 30, 2020 was $14 million (2019 - $23 million) and $28 million (2019 - $47 million), respectively. The equity enhancement distribution for the three and six months ended June 30, 2020 was nil (2019 - $3 million) and nil (2019 - $14 million), respectively.

In connection with the issuance of preferred equity units of the operating partnership to a third party in the fourth quarter of 2014, Brookfield Asset Management contingently agreed to acquire the seven-year and ten-year tranches of preferred equity units from the Unitholder for the initial issuance price plus accrued and unpaid distributions and to exchange such units for Preferred Equity Units with terms and conditions substantially similar to the twelve-year tranche to the extent that the market price of the LP Units is less than 80% of the exchange price at maturity.
The following table summarizes transactions with related parties:

(US$ Millions)	Jun. 30, 2020	Dec. 31, 2019
Balances outstanding with related parties:
Net (payables)/receivables within equity accounted investments	(69)	(81)
Loans and notes receivable	74	102
Receivables and other assets	57	17
Deposit and promissory note from Brookfield Asset Management	(730)	—
Loans and notes payable and other liabilities	(296)	(196)
Preferred shares held by Brookfield Asset Management	(15)	(15)

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2020	2019	2020	2019
Transactions with related parties:
Commercial property revenue(1)	$8	$7	$15	$13
Management fee income	15	8	25	16
Participating loan interests (including fair value gains, net)	—	39	—	48
Interest expense on debt obligations	2	13	9	29
Interest on capital securities held by Brookfield Asset Management	—	1	—	8
General and administrative expense(2)	35	37	73	87
Construction costs(3)	110	60	228	262
Incentive fees	1	—	7	—
(1)Amounts received from Brookfield Asset Management and its subsidiaries for the rental of office premises.
(2)Includes amounts paid to Brookfield Asset Management and its subsidiaries for management fees, management fees associated with the partnership’s investments in private funds, and administrative services.
(3)Includes amounts paid to Brookfield Asset Management and its subsidiaries for construction costs of development properties.